UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Tiffany & Co.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 17, 2012

TIFFANY & CO.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 20, 2012
Date: May 17, 2012 **Time:** 9:00 AM EDT
Location: W New York Union Square hotel
201 Park Avenue South
New York, New York
10003

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BROKER LOGO HERE

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51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
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Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Combined Document How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 03, 2012 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do R1.0.0.11699 so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the _ 2 possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. 0000133457 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal Use XXXX XXXX XXXX Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors

Nominees

1a. Michael J. Kowalski

1b. Rose Marie Bravo

1c. Gary E. Costley

1d. Lawrence K. Fish

1e. Abby F. Kohnstamm

1f. Charles K. Marquis

1g. Peter W. May

1h. William A. Shutzer

1i. Robert S. Singer

The Board of Directors recommends you vote FOR the following proposal(s):

2 Approval of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2013.

3 Approval of the compensation paid to the Company's named executive officers.

0000133457_3 R1.0.0.11699

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Voting items Continued Reserved for Broadridge Internal Control Information NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO 11699 BANKS AND BROKERS . AS REQUIRED BY THE NEW YORK STOCK EXCHANGE . 0 . 0 R1 _ 4 0000133457 Broadridge Internal Use Only P99999-010 12 Job # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope # Sequence 15 # # of # Sequence # OF##

Tiffany & Co.
727 Fifth Avenue, New York, New York 10022
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Thursday, May 17, 2012

The Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/tif

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Tiffany & Co.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 3, 2012 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone: **1-888-313-0164**
(outside of the U.S and Canada call 201-680-6688)

Email: **shrrelations@bnymellon.com**
(you must reference your 11-digit control number in your email)

Internet: **http://www.proxyvoting.com/tif**

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.

Dear Tiffany & Co. Stockholder:

The 2012 Annual Meeting of Stockholders of Tiffany & Co. (the “Company”) will be held at the W New York-Union Square hotel, 201 Park Avenue South, New York, New York on Thursday, May 17, 2012, at 9:00 a.m. New York time.

Proposals to be considered at the Annual Meeting:

(1) Election of nine (9) directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified; and
(2) Approval of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2013; and
(3) Approval of the compensation paid to the Company’s named executive officers.

Management recommends a vote “FOR” Items 1, 2 and 3.

CONTROL NUMBER

YOU MUST REFERENCE THIS 11-DIGIT CONTROL NUMBER TO REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

19883

All stockholders of record as of the close of business on March 20, 2012 are cordially invited to attend and will be entitled to notice of and to vote at the meeting or any adjournments thereof.

Meeting Location:

W New York-Union Square hotel
201 Park Avenue South
New York, New York

The following Proxy Materials are available for you to review online:

- the Company's 2012 Proxy Statement; and
- the Company's Annual Report for the year ended January 31, 2012 (which is not deemed to be part of the official proxy soliciting materials).

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone: **1-888-313-0164** (outside of the U.S and Canada call 201-680-6688)
Email: **shrrelations@bnymellon.com** *(you must reference your 11-digit control number in your email)*
Internet: **http://www.proxyvoting.com/tif**

The Proxy Materials for Tiffany & Co. are available to review at:

http://www.proxyvoting.com/tif

Have this notice available when you request a PAPER copy of the Proxy Materials,
OR when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled "To Vote Your Shares by Internet" click on **"Vote Now"** to access the electronic proxy card and to vote your shares. Have this card in hand when you access the above website.

You will need to reference the 11-digit control number located on the reverse side of this form.

19883